                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
               EXCHANGE ACT OF 1934 (AMENDMENT NO.             )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           BEVERLY ENTERPRISES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                           BEVERLY ENTERPRISES, INC.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------
     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
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    (1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                           BEVERLY ENTERPRISES, INC.
                            1200 SOUTH WALDRON ROAD
                                   SUITE 155
                           FORT SMITH, ARKANSAS 72903
                                 (501) 452-6712

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1994

To the Stockholders of Beverly Enterprises, Inc.:

     The Annual Meeting of Stockholders of Beverly Enterprises, Inc., will be held at the Holiday Inn, 700 Rogers Avenue, Fort Smith, Arkansas, on Thursday, May 19, 1994, at 10:00 a.m., for the following purposes:

     1. To elect seven members of the Board of Directors;

     2. To approve Amendment No. 1 to the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan;

     3. To approve the Beverly Enterprises, Inc. Annual Incentive Plan;

     4. To approve the Beverly Enterprises, Inc. Non-Employee Directors' Stock Option Plan;

     5. To ratify the appointment of Ernst & Young as independent auditors for 1994; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Nominees for election as directors at the Annual Meeting and any adjournments thereof (the "Annual Meeting") are Beryl F. Anthony, Jr., David R. Banks, Curt F. Bradbury, James R. Greene, Jon E. M. Jacoby, Louis W. Menk, and Will K. Weinstein, all of whom are presently serving as directors of the Company.

     The Board of Directors has fixed the close of business on March 21, 1994, as the record date for the determination of stockholders who are entitled to notice of and to vote at the Annual Meeting. A list of stockholders entitled to vote at the Annual Meeting will be open to the examination of any stockholder for any purpose germane to the Annual Meeting at the offices of Beverly Enterprises, Inc., 1200 South Waldron Road, Suite 155, Fort Smith, Arkansas, during ordinary business hours for ten days prior to the Annual Meeting.

     We encourage you to attend the Annual Meeting. Whether you are able to attend or not, we urge you to indicate your vote on the enclosed proxy card FOR the election of directors named in the attached Proxy Statement, FOR approval of Amendment No. 1 to the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan, FOR approval of the Beverly Enterprises, Inc. Annual Incentive Plan, FOR approval of the Beverly Enterprises, Inc. Non-Employee Directors' Stock Option Plan and FOR ratification of the appointment of Ernst & Young as independent auditors for 1994. Please sign, date and return the proxy card promptly in the enclosed envelope. If you attend the Annual Meeting, you may vote in person even if you have previously mailed a proxy card.

                                        By Order of the Board of Directors

                                         ROBERT W. POMMERVILLE
                                               Secretary
April 19, 1994
Fort Smith, Arkansas

                           BEVERLY ENTERPRISES, INC.
                            1200 SOUTH WALDRON ROAD
                                   SUITE 155
                           FORT SMITH, ARKANSAS 72903
                                 (501) 452-6712

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 19, 1994

     The accompanying proxy is solicited by the Board of Directors of Beverly Enterprises, Inc. (the "Company") to be voted at the Annual Meeting of Stockholders to be held May 19, 1994, and any adjournments of the meeting (the "Annual Meeting"). It is anticipated that this proxy material will be mailed on or about April 19, 1994, to stockholders of record on March 21, 1994.

     A copy of the annual report of the Company for the year ended December 31, 1993, including consolidated financial statements, is enclosed herewith. THE COMPANY WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1993, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO ROBERT W. POMMERVILLE, SECRETARY OF THE COMPANY, AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES, 1200 SOUTH WALDRON ROAD, P.O. BOX 3324, FORT SMITH, ARKANSAS 72913-3324, (501) 452-6712.

     A stockholder giving a proxy has the power to revoke it at any time before it is exercised. A proxy may be revoked by filing with the Secretary of the Company (i) a signed instrument revoking the proxy, or (ii) a duly executed proxy bearing a later date. A proxy may also be revoked if the person executing the proxy is present at the meeting and elects to vote in person. If the proxy is not revoked, it will be voted by those therein named.

                               VOTING PROCEDURES

     The close of business on March 21, 1994 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the close of business on such date, the Company has outstanding and entitled to vote 83,046,602 shares of Common Stock, par value $.10 per share (the "Common Stock"). Each holder of shares of Common Stock is entitled to one vote per share on each matter to be considered. Stockholders are not permitted to cumulate votes for the purpose of electing directors or otherwise.

     The presence in person or by proxy of the holders of a majority of the shares entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting.

     A plurality of the votes cast in person or by proxy and entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of the holders of shares of Common Stock representing a majority of votes is required for (a) the approval of Amendment No. 1 to the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan, (b) the approval of the Beverly Enterprises, Inc. Annual Incentive Plan, (c) the approval of the Beverly Enterprises, Inc. Non-Employee Directors' Stock Option Plan, (d) the ratification of the appointment of Ernst & Young as independent auditors for 1994 and (e) the approval of such other matters (other than the election of directors) as may properly come before the Annual Meeting.

     Abstention and broker non-votes have the same effect as votes against proposals presented to stockholders other than the election of directors. They have no effect on the election of directors. A broker non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instruction from the beneficial owner.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth information as of March 21, 1994, relating to the beneficial ownership of Common Stock by each person known by the Company to own beneficially more than five percent of the outstanding shares of Common Stock, based upon filings made by such persons with the Securities and Exchange Commission. Percentages in the table were calculated based on the number of shares of Common Stock outstanding and entitled to vote at March 21, 1994.

                                                                   NUMBER OF        PERCENT
                                                                   SHARES OF        OF TOTAL
                                                                    COMMON           COMMON
                                NAME                                 STOCK           STOCK
    -------------------------------------------------------------  ---------        --------
    The Equitable Life Assurance Society.........................  5,263,640(1)       6.05%
      787 Seventh Avenue
      New York, NY 10019
    RCM Capital Management.......................................  4,651,350(1)       5.35%
      RCM Limited L.P.
      RCM General Corporation
        (collectively "RCM")
        Four Embarcadero Center, Suite 2900
        San Francisco, CA 94111

- ---------------

(1) At January 10, 1993, The Equitable Life Assurance Society had sole voting power with respect to 5,236,240 shares and sole dispositive power with respect to 5,263,640 shares. At February 10, 1994, RCM had sole voting power with respect to 3,352,100 shares, sole dispositive power with respect to 4,606,350 shares and shared dispositive power with respect to 45,000 shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth as of March 21, 1994, the amount of the Company's Common Stock beneficially owned by each of its directors, each executive officer named in the Summary Compensation Table and all directors and executive officers as a group based on information obtained from such persons.

                   AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

                                              SOLE
                                             VOTING         OPTIONS                               PERCENTAGE
                                              AND         EXERCISABLE      OTHER                      OF
                                           INVESTMENT      WITHIN 60    BENEFICIAL                  COMMON
                                             POWER           DAYS        OWNERSHIP      TOTAL       STOCK
                                           ----------     -----------   -----------   ----------  ----------
Beryl F. Anthony, Jr.....................          0         15,000            0          15,000        *
David R. Banks...........................    126,516(1)     255,000        1,509(2)      383,025        *
Curt F. Bradbury.........................      2,000         15,000            0          17,000        *
James R. Greene..........................        500         15,000            0          15,500        *
Boyd W. Hendrickson......................     35,722(1)      97,000            0         132,722        *
Jon E. M. Jacoby.........................          0         15,000            0          15,000        *
Ronald C. Kayne..........................     48,000         26,000            0          74,000        *
Louis W. Menk............................          0              0        5,000(3)        5,000        *
T. Jerald Moore..........................     48,027(1)       6,000            0          54,027        *
Bobby W. Stephens........................    135,937(1)     164,000        9,900(4)      309,837        *
Will K. Weinstein........................          0         15,000            0          15,000        *
All Executive Officers and Directors as a
  Group (18 Persons).....................         --             --           --       1,393,094     1.60

- ---------------

 *  Percentage of Common Stock owned does not exceed 1%.

(1) Includes shares allocated to the employee through participation in the Company's Employee Stock Purchase Plan, according to the latest statement for said plan.

(2) Shares owned by family members, for which Mr. Banks is custodian.

(3) Shares held by a trust over which Mr. Menk has investment and revocation power.

(4) 9,900 shares owned by family members.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     One of the purposes of the Annual Meeting is to elect seven directors to hold office until the 1995 annual meeting and until successors are elected and qualified. Nominees for election as directors at the Annual Meeting are Beryl F. Anthony, Jr., David R. Banks, Curt F. Bradbury, James R. Greene, Jon E. M. Jacoby, Louis W. Menk and Will K. Weinstein, all of whom are presently serving as directors of the Company.

     Joe T. Ford, who served as a director since 1991, resigned from the Board of Directors in February, 1994.

     Unless otherwise directed on the proxy card, the proxy holders named therein will vote FOR the election of the nominees named above. By appropriate indication on the proxy card, stockholders may instruct the proxy holders to vote for some but not all of the nominees named above or withhold authority for all of the nominees. In the event that any nominee is unable to serve, an event not now anticipated, the proxies will then be voted FOR any nominee who shall be designated by the present Board of Directors to fill the vacancy.

     The following table contains certain information as of March 21, 1994, with respect to the persons who have been nominated to serve as directors for the term beginning May 19, 1994.

                                                     POSITIONS AND OFFICES            DIRECTOR
                  NAME                AGE               WITH THE COMPANY               SINCE
    --------------------------------  ---           ------------------------          --------
    Beryl F. Anthony, Jr.(d)(e)       56            Director                            1993
    David R. Banks(c)(e)              57            Chairman of the Board,              1979
                                                      President and Chief
                                                      Executive Officer
    Curt F. Bradbury(a)(d)            44            Director                            1989
    James R. Greene(a)(d)             72            Director                            1991
    Jon E. M. Jacoby(b)(c)(e)         55            Director                            1987
    Louis W. Menk(b)(d)               75            Director                            1989
    Will K. Weinstein(c)              53            Director                            1989

- ---------------

(a) Member of the Audit Committee

(b) Member of the Compensation Committee

(c) Member of the Finance Committee

(d) Member of the Quality Assurance Committee

(e) Member of the Nominating Committee

     The following is the business experience of the persons who have been nominated to serve as directors of the Company.

     Beryl F. Anthony, Jr. Mr. Anthony served as a member of the United States Congress until 1992 and was Chairman of the Democratic Congressional Campaign Committee from 1987 through 1990. In 1993, he became a partner in the law firm of Winston & Strawn in Washington, D.C. Mr. Anthony serves as a director of Anthony Forest Products Company.

     David R. Banks. Mr. Banks has served as President since October, 1979, Chief Executive Officer since May, 1989 and Chairman of the Board since March, 1990. Mr. Banks is a director of Nationwide Health Properties, Inc., Ralston Purina Company, Wal-Mart Stores, Inc. and Wellpoint Health Networks Inc., and trustee for the University of the Ozarks.

     Curt F. Bradbury. Mr. Bradbury is Chairman, Chief Executive Officer, President and a director of Worthen Banking Corporation, a bank holding company. Mr. Bradbury joined Worthen in 1985 as Assistant to the President, and prior thereto was a Vice President in the Corporate Finance Department of Stephens Inc., and Manager of its Bank Services Division.

     James R. Greene. Mr. Greene's principal occupation has been that of a director and consultant to various U.S. and international businesses since 1986. He is a director of ASARCO, Inc., a number of mutual funds of Alliance Capital Management Corporation, American Reliance Group Inc., Buck Engineering Company and Bank Leumi.

     Jon E. M. Jacoby. Mr. Jacoby is Executive Vice President, Chief Financial Officer and a director of Stephens Group, Inc., an energy, agricultural and investment firm. Mr. Jacoby has held the indicated positions with Stephens Group, Inc., since 1986, and prior to that time, served as Manager of the Corporate Finance Department and Assistant to the President of Stephens Inc. Mr. Jacoby is a director of Medicus Systems, Inc., the Delta Queen Steamboat Company and Delta and Pine Land Company, Inc.

     Louis W. Menk. Mr. Menk is Chairman of Black Mountain Gas Company. Mr. Menk retired in 1982 as Chairman and Chief Executive Officer of International Harvester Company, the predecessor to Navistar International Corporation.

     Will K. Weinstein. Mr. Weinstein has been Managing Partner of Genesis Merchant Group, an investment banking firm, and the sole General Partner of W.I.G. Securities since 1989, and was President of WIG, Inc.

from 1987 to 1989. From 1982 to 1987, Mr. Weinstein was Managing Partner of Montgomery Securities. He is a director of DHL Corporation.

     During 1993, there were six meetings of the Board of Directors. Each director attended 75% or more in the aggregate of the meetings of the Board and committees on which he served.

     In 1993, directors, other than Mr. Banks, received a retainer fee of $18,000 for serving on the Board and an additional fee of $1,000 for each Board or committee meeting attended. Effective January 1, 1994, the annual retainer fee was raised to $22,000. Mr. Banks, the current Chairman of the Board, President and Chief Executive Officer of the Company, received no additional cash compensation for serving on the Board or its committees.

     The Finance Committee, which met seven times during 1993, reviews the Company's financial strategy and certain financial transactions, and interacts with the Company's lenders.

     The Audit Committee, which met four times during 1993, reviews and acts, or reports to the Board, with respect to various auditing and accounting matters, including the selection of the Company's independent auditors, the scope of audit procedures, the nature of services to be performed for the Company by and the fees to be paid to the independent auditors, oversight of the Company's internal audit function, the performance of the Company's independent auditors and the accounting practices of the Company.

     The Nominating Committee, which met one time during 1993, is empowered to recommend to the Board of Directors nominees for election as directors and persons to fill director vacancies and newly created directorships, recruit potential director candidates, recommend changes to the Board of Directors concerning the responsibilities and composition of the Board of Directors and its committees. In addition, the Nominating Committee will review stockholders' suggestions of nominees for director that are submitted in writing in compliance with Section 16 of the Company's by-laws which require written notice be given to the Secretary of the Company not less than 50 days nor more than 75 days prior to the Annual Meeting.

     The Quality Assurance Committee, which met six times during 1993, monitors the quality assurance process of the Company and reports to the Board on progress made toward reaching quality assurance goals.

     The Compensation Committee met four times during 1993. See the Compensation Committee Report on Executive Compensation starting at Page 12 for a discussion of the Compensation Committee functions.

                   PROPOSAL 2 -- APPROVAL OF AMENDMENT NO. 1
                        TO THE BEVERLY ENTERPRISES, INC.
                      1993 LONG-TERM INCENTIVE STOCK PLAN

     At the last annual meeting, the stockholders approved the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan ("Long-Term Incentive Stock Plan"). On March 17, 1994 the Board of Directors of the Company unanimously approved Amendment No. 1 to the 1993 Long-Term Incentive Stock Plan ("Amendment No. 1"), and the Board of Directors directed that Amendment No. 1 be submitted for stockholder approval at the Annual Meeting. Amendment No. 1 will become effective upon the affirmative vote of a majority of the shares of Common Stock voting at the Annual Meeting.

     The purpose of Amendment No. 1 is to comply with the requirements of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), so that the compensation expense resulting from awards under the 1993 Long-Term Incentive Stock Plan to certain executive officers whose compensation exceeds $1 million may be deductible by the Company for federal income tax purposes (see "$1 Million Limit on Compensation" discussed on page 14 of this Proxy Statement). The affected executive officers are described in Code Section 162(m), and they may from time to time be participants under the 1993 Long-Term Incentive Stock Plan (collectively, the "Section 162(m) Participants"). The executive officers named in the Summary Compensation Table may become Section 162(m) Participants for a Plan Year.

     A brief background description of the 1993 Long-Term Incentive Stock Plan is provided below. Following such description is a summary description of the changes included in Amendment No. 1.

BACKGROUND DESCRIPTION OF THE PLAN

     The 1993 Long-Term Incentive Stock Plan is intended to assist the Company in motivating, attracting, and retaining key employees, by encouraging the ownership of Common Stock and providing incentives for continued service to the Company. The Compensation Committee of the Board of Directors administers the Plan, and in its sole discretion designates the key employees who are to be participants under the Plan.

     The 1993 Long-Term Incentive Stock Plan authorizes the award of incentive stock options, restricted stock, nonqualified stock options, performance units, performance shares, or other stock unit awards (collectively, the "Awards").

     All Awards are granted under the Plan in the sole discretion of the Compensation Committee. The maximum number of shares of Common Stock that may be issued pursuant to Awards under the Plan is 3,000,000. The Committee may, in its sole discretion, adjust the aggregate number of available shares of Common Stock or the price and number of shares outstanding as Awards, in the case of certain capital adjustments, such as stock dividends, stock splits, or recapitalizations.

     The 1993 Long-Term Incentive Stock Plan will expire on June 30, 2003, unless terminated by the Board of Directors as of an earlier date.

DESCRIPTION OF AMENDMENT NO. 1

     The changes included in Amendment No. 1 relate only to Awards made to
Section 162(m) Participants under the 1993 Long-Term Incentive Stock Plan, which changes are generally more restrictive. The principal changes in Amendment No. 1 are described below.

     Designating Section 162(m) Participants. The Compensation Committee is required to designate the Section 162(m) Participants before the beginning of any "Performance Period" under the Plan. A "Performance Period" is the calendar year and the time period during which performance goals are to be met.

     Performance Measures. All performance measures, goals, standards, formulas, or criteria relating to Section 162(m) Participants (collectively, "Performance Measures") for a Performance Period must be established by the Compensation Committee in writing prior to the beginning of the Performance Period, or by such later date as may be permitted under Code Section 162(m). All such Performance Measures must be objective, and must satisfy the third party "objectivity" standards under Code Section 162(m). Performance Measures must not allow for any discretion to increase an Award due to the satisfaction of a performance goal, although discretion to lower such an Award is permitted.

     Performance Measures may include alternate and multiple Performance Measures, and may be based on one or more business criteria. The Compensation Committee will consider factors such as earnings per share, return on equity, revenue growth, cash flow, and income and operating margins in establishing Performance Measures for a Performance Period.

     Determination of Awards. The award and payment of any Award to a Section 162(m) Participant is contingent upon the attainment of the Performance Measures applicable to the Section 162(m) Participant for the Performance Period. The Compensation Committee is required to certify in writing that such Performance Measures have been satisfied.

     The maximum Award that may be paid to any Section 162(m) Participant as a performance share, performance unit, or other stock unit award for a Performance Period is 100 percent of such Participant's base salary on the first day of the Performance Period. The maximum number of shares of Common Stock subject to Options and Restricted Stock granted to any Section 162(m) Participant for a Performance Period is 300,000.

FEDERAL INCOME TAX CONSEQUENCES

     Under the recently enacted Code Section 162(m), the Company's deduction is generally limited to $1 million per year for compensation paid to Section 162(m) Participants, unless certain requirements are met to qualify compensation to performance-based criteria. The amendments in Amendment No. 1 are designed to ensure the Company, and its subsidiaries or affiliates, a federal income tax deduction for any Awards paid to Section 162(m) Participants covered under the 1993 Long-Term Incentive Stock Plan.

  Recommendations of the Board of Directors

     The Board of Directors of the Company recommends a vote FOR the proposal to approve Amendment No. 1 to the 1993 Long-Term Incentive Stock Plan. Proxies received by the Board of Directors will be so voted unless stockholders specify a contrary choice.

                         PROPOSAL 3 -- APPROVAL OF THE
                           BEVERLY ENTERPRISES, INC.
                             ANNUAL INCENTIVE PLAN

     On March 17, 1994, the Board of Directors of the Company unanimously approved the adoption of the Beverly Enterprises, Inc. Annual Incentive Plan (the "Annual Incentive Plan"), and the Board of Directors directed that the Plan be submitted for stockholder approval at the Annual Meeting. The Annual Incentive Plan will become effective upon the affirmative vote of a majority of the shares of Common Stock voting at the Annual Meeting. No awards or payments will be made pursuant to the Annual Incentive Plan if the Plan is not approved by the stockholders of the Company.

     The Annual Incentive Plan was approved in furtherance of the compensation philosophy outlined in the Compensation Committee Report on Executive Compensation (see page 13), which recognizes the importance of developing executive compensation policies that are directly aligned and consistent with the strategic goals and objectives of the Company. The major provisions of the Annual Incentive Plan are described below.

SUMMARY DESCRIPTION OF THE PLAN

     The following description of the Annual Incentive Plan is qualified in its entirety by reference to the Annual Incentive Plan, a copy of which is attached as Exhibit "A" to this Proxy Statement.

     Purpose. The Annual Incentive Plan is intended to provide the covered Participants with incentive awards for their contributions to the Company's success, and to do so through an ongoing program designed to reinforce the Company's strategic plan and related financial and operating objectives.

     Eligibility and Participation in the Plan. All executives and other key employees of the Company, or of a subsidiary or affiliate of the Company, are eligible to be selected for participation under the Annual Incentive Plan. The Compensation Committee of the Board of Directors has the full and final authority, in its discretion, to determine those executives and other key employees who will be designated as Participants under the Annual Incentive Plan. The Compensation Committee will from time to time establish participation criteria for the selection of Participants under the Annual Incentive Plan. The Company estimates that the number of persons who initially may be eligible to participate under the Annual Incentive Plan is approximately 72. No person will automatically be entitled to participate under the Annual Incentive Plan for any Plan Year. Directors who are not employees of the Company, or of its subsidiaries or affiliates, are not eligible for participation under the Annual Incentive Plan.

     Certain executive officers of the Company who are described in Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and who may have compensation in excess of $1 Million for a year, could from time to time become Participants under the Annual Incentive Plan (collectively, the "Section 162(m) Participants"). To satisfy the requirements of Code Section 162(m), there are various, generally more restrictive, Plan provisions which apply to Section 162(m) Participants, and not to other Plan Participants (the "Non-162(m) Participants"). Section 162(m) Participants must be designated for Annual Incentive Plan participation by the Compensation Committee prior to the beginning of each Plan Year, or by such later date as may be permitted under Code Section 162(m).

     Administration. The Annual Incentive Plan will be administered by the Compensation Committee of the Board of Directors. The Compensation Committee has full power to administer and interpret the Annual Incentive Plan to carry out its purposes, as well as to designate Plan Participants, and determine the conditions under which awards are granted under the Annual Incentive Plan.

     The members of the Compensation Committee will be indemnified by the Company against liabilities and expenses, including attorneys' fees, which they may reasonably incur in the defense of any action, suit or proceeding to which they may be a party by reason of any action taken or failure to act under the Plan.

     Annual Award Program. Each Plan Year (which is the calendar year), the Compensation Committee, in its sole discretion, will establish the standards, goals, targets, performance measures, and evaluation criteria and guidelines (collectively the "Performance Measures") that will be applicable in making awards under the Annual Incentive Plan for the Plan Year. Such Performance Measures may include individual target and maximum incentive opportunities, as well as performance goals and measurements applicable to individuals, groups of Participants, or Company-wide performance.

     Performance Measures may also include alternate and multiple Performance Measures, and may be based on one or more business criteria. The Compensation Committee will consider factors such as earnings per share, return on equity, revenue growth, cash flow, and income and operating margins in establishing Performance Measures for a Plan Year.

     All Performance Measures applicable to Section 162(m) Participants must be established in writing by the Compensation Committee prior to the beginning of each Plan Year, or by such other later date as may be permitted under Section 162(m) of the Code. Such Performance Measures must also be objective, and satisfy the third party "objectivity" standards under Section 162(m) of the Code. Additionally, all Performance Measures applicable to Section 162(m) Participants must not allow for any discretion to increase an award due to the satisfaction of a performance goal, although discretion to lower such an award is permitted.

     Award Determination; Eligibility for Award. The Compensation Committee will approve individual awards to Annual Incentive Plan Participants each Plan Year. Such determinations will be in accordance with the Performance Measures established by the Compensation Committee for the Plan Year. To be eligible to receive an award for the Plan Year, a Participant must be an employee of the Company, or of a subsidiary or an affiliate of the Company, on the last day of the Plan Year. Participants who retire, die, become disabled, or terminate for another reason approved by the Compensation Committee before the last day of the Plan Year are also eligible to receive an award for the Plan Year. In the case of an eligible Participant's death, award payments are made to the deceased Participant's beneficiary.

     The payment of any award to an eligible Section 162(m) Participant is contingent upon the Section 162(m) Participant's attainment of any Performance Measures which are applicable to such Participant. Prior to the payment of any award to an eligible Section 162(m) Participant, the Compensation Committee will certify in writing that the Performance Measures applicable to such Participant have been satisfied.

     Payment of Award. The Compensation Committee will determine the time and form of payment of all awards under the Plan. Award payments may be made before or after the close of a Plan Year, and payments will normally be in a lump sum, although a different form could be directed by the Compensation Committee. The Compensation Committee will also designate whether an award payment is to be made in cash, Common Stock, or any combination thereof. To the extent any award under the Annual Incentive Plan is paid in Common Stock, such payment will be considered to be an award under the 1993 Long-Term Incentive Stock Plan, and the terms and provisions of such plan, including any transfer, vesting, or sale restrictions, will also apply to such Common Stock award.

     Other Benefits. The Compensation Committee may from time to time award a special benefit to a Participant, other than a Section 162(m) Participant, in addition to and separate from any other award granted in accordance with the Performance Measures for a Plan Year. The Compensation Committee will designate the time and form of payment for any such special award.

     Plan Funding and Limitation on Benefits. The aggregate amount of awards payable under the Annual Incentive Plan will equal the sum of all required award payments. The Compensation Committee may from time to time establish an incentive award pool for making awards under the Plan. The maximum award that may be paid to any Section 162(m) Participant for a Plan Year is 100 percent of such Participant's base salary on the first day of the Plan Year.

     Amendment and Termination of the Plan. The Compensation Committee may amend, terminate, or modify the Annual Incentive Plan at any time, including amendments deemed necessary or desirable to correct any defect or supply an omission or reconcile any inconsistency in the Plan or in any award granted under the Plan. Any amendment or modification of the Plan will not require stockholder approval, except to the extent that such approval is required pursuant to the rules under Section 16 of the Securities and Exchange Act of 1934, the Code, under rules and regulations of the exchange or system on which the Common Stock is listed or reported, or pursuant to other applicable laws, rules or regulations. No amendment, termination, or modification of the Plan may in any manner affect awards theretofore granted without the consent of the Participant. The Compensation Committee must determine that an amendment or modification is in the best interest of all persons to whom awards have therefore been granted, but in no event may such amendment or modification result in an increase in the amount of compensation payable pursuant to such award.

     Estimate of Benefits. The amounts that will be paid pursuant to the Plan are not currently determinable. The amounts that would have been awarded for 1993 if the Plan had been in effect are as follows:

                            NEW PLAN BENEFITS TABLE

                              NAME AND POSITION                             DOLLAR VALUE($)
    ----------------------------------------------------------------------  ---------------
    David R. Banks, Chairman of the Board,
      President and Chief Executive Officer...............................     $ 234,000
    Ronald C. Kayne, Executive Vice President.............................     $  96,460
    T. Jerald Moore, Executive Vice President.............................     $  87,500
    Boyd W. Hendrickson, Executive Vice President.........................     $ 109,200
    Bobby W. Stephens, Executive Vice President...........................     $  91,000
    Executive Group.......................................................     $ 925,182
    Non-executive Director Group..........................................     $       0
    Non-executive Officer Employee Group..................................     $ 309,341

     The Company's Chief Executive Officer and the next four highest-paid officers listed above could become Section 162(m) Participants for a Plan Year.

FEDERAL INCOME TAX CONSEQUENCES

     Under the present federal income tax regulations, Participants will realize ordinary income equal to the amount of the award received in the year of receipt. The Company will receive a deduction for the amount constituting ordinary income to the Participant, provided that the Plan satisfies the requirements of Code Section 162(m), which limits the deductibility of nonperformance-related compensation paid to certain corporate executives. It is the Company's intention that the Plan be applied and administered in a manner which maximizes the deductibility of compensation for the Company under Code
Section 162(m).

  Recommendation of the Board of Directors

     The Board of Directors of the Company recommends a vote FOR the proposal to approve the Beverly Enterprises, Inc. Annual Incentive Plan. Proxies received by the Board of Directors will be so voted unless stockholders specify a contrary choice.

                         PROPOSAL 4 -- APPROVAL OF THE
                           BEVERLY ENTERPRISES, INC.
                    NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN

     The Company maintains the 1993 Long-Term Incentive Stock Plan for its officers and other key employees. The nonemployee Directors on the Company's Board of Directors are not eligible to participate under the 1993 Long-Term Incentive Stock Plan.

     On March 17, 1994, the Board of Directors of the Company unanimously approved the adoption of the Beverly Enterprises, Inc. Nonemployee Directors' Stock Option Plan (the "Stock Plan"), and the Board of Directors directed that the Stock Plan be submitted for stockholder approval at the Annual Meeting. The Stock Plan will become effective upon the affirmative vote of a majority of the shares of Common Stock voting at the Annual Meeting. No stock options will be granted under the Stock Plan if the Plan is not approved by the stockholders of the Company.

     The purpose of the Stock Plan is to build a proprietary interest among the nonemployee Directors on the Board of Directors, and thereby secure for the Company's stockholders the benefits associated with stock ownership by those who will oversee the Company's future growth and success. The major provisions of the Stock Plan are described below.

SUMMARY DESCRIPTION OF THE PLAN.

     The following description of the Stock Plan is qualified in its entirety by reference to the Beverly Enterprises, Inc. Nonemployee Directors' Stock Option Plan, a copy of which is attached as Exhibit "B" to this Proxy Statement.

     Eligibility. Each member of the Board of Directors of the Company who is not an employee of the Company, or any subsidiary or affiliate of the Company, will be eligible to receive a grant of stock options under the Stock Plan. The eligible status of such a Director will terminate as to future stock option grants at the time the individual ceases to be a Director, or the individual becomes an employee of the Company, or any subsidiary or affiliate of the Company.

     Administration. The Stock Plan will be administered by the Board of Directors of the Company. The Board of Directors has full power to administer and interpret the Stock Plan to carry out its purpose. It is expected that the Board of Directors will designate Company personnel to assist it in carrying out its responsibilities under the Stock Plan.

     The members of the Board of Directors will be indemnified by the Company against liabilities and expenses, including attorneys' fees, which they may reasonably incur in the defense of any action, suit or proceeding to which they may be a party by reason of any action taken or failure to act under the Stock Plan.

     Options; Exercise Price. Each eligible Nonemployee Director under the Stock Plan is automatically granted an option to purchase 2,500 shares of Common Stock on June 1 of each year during the term of the Stock Plan, with the first option grant scheduled for June 1, 1994. The maximum number of shares available for grant and issuance under the Stock Plan is 200,000.

     All options under the Stock Plan are granted at 100 percent of the fair market value of Common Stock on the relevant grant date.

     In the case of events such as stock dividend, stock splits, recapitalizations, or other changes in the Company's capitalization, an automatic adjustment will be made to the number of unexercised shares, the number of shares to be granted in the future, and the aggregate number of shares which are available for option grants under the Stock Plan. The automatic adjustment is designed to ensure that the eligible Nonemployee Directors maintain the same proportionate position after the particular event as before the event.

     An option granted under the Stock Plan may be evidenced by a written instrument describing the terms and conditions of the grant. Options granted under the Stock Plan are not assignable or transferable by the eligible Nonemployee Director, other than by will or the laws of descent and distribution, or under a qualified domestic relations order. During the Nonemployee Director's lifetime, an option is exercisable only by the Nonemployee Director, or, in the case of an incapacity, by a person properly appointed to act on the Nonemployee Director's behalf.

     Vesting; Exercise of Options. Each option granted under the Stock Plan becomes exercisable on the June 1 following its grant. For example, options granted on June 1, 1994 are scheduled to become exercisable on June 1, 1995.

     In no event is an option granted under the Stock Plan exercisable prior to six months from the date the option is granted. Subject to the six months holding period stated in the previous sentence (the "six month holding period"), an option becomes immediately exercisable upon the death or disability of a Nonemployee Director prior to the scheduled exercise date for the option. Additionally, subject to the six month holding period, an option becomes immediately exercisable in the event of a "Change in Control" of the Company, which is defined in the Stock Plan.

     When the eligibility of a Nonemployee Director ceases for a reason other than death, disability, or a Change in Control, options which are not exercisable at that time are forfeited; and exercisable options must be exercised within ninety days from the date the Nonemployee Director loses eligible status.

     Options may be exercised by the delivery of cash or shares of Common Stock owned for more than six months, or any combination of such forms of payment.

     Term of Plan and Option. Unless terminated earlier by the Board of Directors, the Stock Plan will terminate on May 31, 2004. Options granted prior to such termination date continue to be exercisable in accordance with the terms of the Stock Plan.

     Each option granted under the Stock Plan will automatically expire ten years from the date the option is granted.

     Amendment and Termination of the Plan. The Board of Directors may amend, terminate, or modify the Stock Plan at any time without stockholder approval, including amendments necessary to conform with Rule 16b-3 of the Securities Exchange Act of 1934 (the "Exchange Act"), unless the particular amendment or modification requires stockholder approval under Section 16 of the Exchange Act, the Internal Revenue Code of 1986, as amended (the "Code"), under the rules and regulations of the exchange or system on which the Common Stock is listed or reported, or pursuant to other applicable laws, rules or regulations. Currently, Rule 16b-3 under the Exchange Act requires stockholder approval of any amendments which would materially modify the Plan's eligibility requirements, or materially increase the available shares of Common Stock available under the Stock Plan or the benefits of the Eligible Nonemployee Directors.

FEDERAL INCOME TAX CONSEQUENCES

     A Nonemployee Director who is granted a stock option under the Stock Plan will not recognize taxable income at the time of the grant, but will generally recognize income upon the exercise of the stock option. The amount of income recognized upon the exercise of the stock option will be measured by the excess, if any, of the fair market value of the shares of Common Stock at the time of exercise over the exercise price. The Company will generally be entitled to a corresponding deduction for the amount of income recognized by the Nonemployee Director.

     The foregoing does not purport to be a complete summary of the federal income tax considerations that are relevant to stock options granted under the Stock Plan. Additionally, the tax consequences under applicable state, local or foreign tax laws may not be the same as under the federal income tax laws.

  Recommendation of the Board of Directors

     The Board of Directors of the Company recommends a vote FOR the proposal to approve the Beverly Enterprises, Inc. Nonemployee Directors' Stock Option Plan. Proxies received by the Board of Directors will be so voted unless stockholders specify a contrary choice in the proxies.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Company's Board of Directors (the Committee) is composed of three independent, nonemployee Directors. The Committee's overall philosophy is to develop executive compensation policies that are directly aligned and consistent with the strategic goals and objectives of the Company. The Committee approves the design of compensation programs and evaluates their effectiveness. The Committee also reviews and establishes overall compensation programs and levels for members of senior management.

COMPENSATION PHILOSOPHY

     The Company's primary business objective is to maximize long-term shareholder value. To accomplish the Company's objectives, the Company has developed a business strategy which focuses on gross revenue and earnings per share while maintaining consistently high levels of quality.

     Our compensation philosophy and the underlying compensation programs are designed to directly support the Company's overall business objectives by:

     - Allowing the Company to recruit, retain and develop highly qualified executive and employee talent

     - Directly linking individual compensation with Company, region, area, facility and individual performance

     - Maintaining compensation levels that are competitive (targeted at the median of a size adjusted comparator group) within our industry and general industry

     - Emphasizing the at risk portion of compensation through our incentive programs which properly reflect and reward for both short-and long-term performance

     - Promoting stock ownership

     - Encouraging stock retention

     The Committee evaluates each element of compensation and total compensation. We rely on input from the Chief Executive Officer and an independent compensation consultant to assist us in the process. The Company's markets for compensation comparison purposes are companies in the long-term care industry, other industry segments of health care providers and other service organizations similar in size and structure. The Committee annually reviews and approves the sources of data used in the evaluation of compensation. The companies considered in the review of compensation levels are not the same companies that are used for presentation of total shareholder return in the performance graph. The Committee believes its most direct competitors for executive talent are not necessarily the same as its competitors for the investment dollar, and as such, has selected a larger group of comparators. In addition, the volatility of the long-term care industry and our relative size limits the number of direct individual company comparators.

BASE SALARY

     The Committee regularly reviews the base salary of each member of the executive group. We target the size adjusted median (50th percentile) of the appropriate competitive market level. The Committee also considers the level and scope of responsibility, experience and internal equity. No specific weighting is assigned to these criteria.

     The base salary for Mr. Banks, Chairman of the Board, President and Chief Executive Officer of the Company, and other senior executives was reviewed at the December 9, 1993 meeting of the Committee.

Based on the Company's financial and operational performance in 1993, Mr. Banks' salary was adjusted to $540,000 which represents a four percent increase over the previous year. Specific criteria considered by the Committee in reaching this decision were competitive compensation data and the Company's quality and overall economic performance as measured by the Company's performance relative to budget and improved internal quality scores. No specific weighting is assigned to these criteria.

ANNUAL INCENTIVES

     The annual incentive plans are designed to provide a direct link between Company and individual performance over the short term and long term. The Company maintains two plans with similar operating characteristics, one for field operations and one for corporate management. Both plans have as their primary performance criteria the overall quality of our service being provided. If acceptable levels of quality are being provided, measured against an internal standard as defined by the Quality Assurance Committee of the Board, then earnings performance for the Company or the individual area of responsibility, as appropriate, is measured. We also consider the individual's performance as measured against specific goals and overall contribution. Each factor was considered without specific weighting. Following these guidelines, Mr. Banks was awarded a bonus for 1993 performance in the amount of $235,000. This compares to a bonus for 1992 performance of $180,000.

LONG-TERM INCENTIVES

     Long-term incentives are delivered through the Company's stock option and restricted stock program. Stock options are used to reward management's contribution over the long term, with the reward measured by the subsequent appreciation in stock price. Stock options are always granted at fair market value. Restricted stock is used to encourage and promote retention. At December 31, 1993, Mr. Banks owned 227,910 shares of the Company's Common Stock and is vested with options to purchase 215,000 shares of the Company's Common Stock at varying prices. Mr. Banks will also be vested in options to purchase 40,000 shares of the Company's Common Stock in each of May, 1994 and May, 1995. For 1993, the Company awarded Mr. Banks a stock option for 100,000 shares and 3,357 shares of restricted stock under the 1993 Long-Term Incentive Stock Plan. These amounts were determined from a competitive analysis of compensation which targeted the award size at the median for similar organizations without regard to the amount of current stock holdings. Stock options are emphasized over restricted stock. Mr. Banks was also awarded the opportunity to earn 8,393 phantom units under the new long-term incentive plan (Equity Incentive Plan).

STOCK OWNERSHIP REQUIREMENT

     To align management's interests with those of shareholders, the Company has implemented a new stock ownership requirement. Each of the corporate officers is required to own Beverly securities based on a multiple of the officer's base salary. Failure to comply may result in reduction in or suspension from participation in the Company's incentive plans. The CEO is required to own securities with a market value of three times his base salary. As of December 31, 1993, Mr. Banks' ownership level exceeds this requirement.

$1 MILLION LIMIT ON COMPENSATION

     Recently enacted Section 162(m) of the Internal Revenue Code generally limits the corporate deduction for compensation paid to executive officers named in the proxy to $1 million, unless certain requirements are met, qualifying the compensation as performance based. Qualifying the compensation requires the awards be based solely on objective criteria.

     The Committee desires that all incentive compensation programs for the officer group be qualified as performance based, thus ensuring the corporation retains the tax deductibility. The Committee therefore approved a change in the design and operation of both the annual and long-term incentive plans, effective for 1994.

                                        COMPENSATION COMMITTEE

                                        Joe T. Ford
                                        Jon E.M. Jacoby
                                        Louis W. Menk

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Ford, who resigned from the Board of Directors in February, 1994, is Chairman of the Board, President, Chief Executive Officer and a Director of ALLTEL Corporation. For the year ended December 31, 1993, a subsidiary of the Company had certain transactions with a subsidiary of ALLTEL Corporation as described in "Certain Transactions With Management and Others", p. 20.

     Mr. Jacoby is Executive Vice President, Chief Financial Officer and a Director of Stephens Group, Inc. For the year ended December 31, 1993, the Company had certain transactions with Stephens Inc., an affiliate of Stephens Group, Inc. as described in "Certain Transactions with Management and Others",
p. 20.

                             EXECUTIVE COMPENSATION

     The following table sets forth information with respect to the Chief Executive Officer and the other four most highly compensated individuals in the Company as to whom the total annual salary and bonus for the year ended December 31, 1993, exceed $100,000. All of these individuals are executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION
                                                                                     -----------------------
                                                                                             AWARDS
                                                       ANNUAL                        -----------------------
                                                    COMPENSATION         OTHER       RESTRICTED
                                                 ------------------      ANNUAL        STOCK        OPTIONS/     ALL OTHER
            NAME AND               FISCAL        SALARY      BONUS    COMPENSATION     AWARDS         SARS      COMPENSATION
       PRINCIPAL POSITION           YEAR           ($)      ($)(1)    ($)(2)(3)(4)     ($)(6)         (#)        ($)(2)(5)
- ---------------------------------  ------        -------    -------   ------------   ----------     --------    ------------
David R. Banks                      1993         519,231    235,000                          0      100,000        48,345
Chairman of the                     1992         497,692    180,000                          0            0        18,136
Board, President &                  1991         425,000    150,000                          0            0             0
Chief Executive Officer
Boyd W. Hendrickson                 1993         311,538    109,000                          0       50,000        18,815
Executive Vice                      1992         298,462     90,000                          0            0        21,640
President -- Operations             1991         250,000     75,000                          0            0             0
& Marketing
Ronald C. Kayne                     1993         280,492     69,000    79,219                0       50,000        26,238
Executive Vice                      1992         264,231     66,250                          0            0        11,929
President & President --            1991         240,000     50,000                          0            0             0
Pharmacy Corporation
of America
T. Jerald Moore(7)                  1993         229,807     75,000    65,363          632,500      128,000        11,712
Executive Vice
President -- Managed Care
Bobby W. Stephens                   1993         259,615     91,000                          0       50,000        32,421
Executive Vice                      1992         249,230     75,000                          0            0        16,800
President --                        1991         225,000     50,000                          0            0             0
Development

- ---------------

(1) Twenty percent of the bonus shown in this column was paid in restricted stock issued at fair market value on February 15, 1994. Amount paid in restricted stock for each named executive officer is as follows: Mr.
    Banks -- $47,000; Mr. Hendrickson -- $21,800; Mr. Kayne -- $13,800; Mr.
    Moore -- $15,000; and Mr. Stephens -- $18,200. Eighty percent of the bonus shown consists of cash payments made in 1994 with respect to 1993 performance.

(2) Pursuant to the Securities and Exchange Commission's rules, amounts prior to 1992 are not required to be shown for Other Annual Compensation and All Other Compensation and have been excluded from the presentation herein.

(3) Pursuant to the Securities and Exchange Commission's rules, amounts for any named executive officer which do not exceed the lesser of $50,000 or ten percent of the named executive officers' salary and bonus have been excluded from the presentation herein.

(4) Includes the following amounts that were paid either directly to third parties or to the named executive officer in connection with his relocation:
    (a) relocation allowance of $79,219 was paid to Mr. Kayne, pursuant to the First Amendment to Agreement Concerning Benefits Upon Severance entered into between the Company and Mr. Kayne during 1993, in connection with his relocation from Arkansas to Colorado; and (b) relocation costs and expenses of $47,590 and reimbursement of taxes payable on relocation costs and expenses paid by the Company, $17,773 was paid to Mr. Moore in connection with his relocation to Arkansas from Connecticut.

(5)  For 1993, All Other Compensation includes:

     (a) A car allowance payment as follows: Mr. Banks -- $7,500; Mr. Hendrickson -- $7,500; Mr. Kayne -- $7,644; Mr. Moore -- $6,894; and
         Mr. Stephens -- $7,500.

     (b) Company match of employee contributions to the Company's Employee Stock Purchase Plan of $2,340 each for Messrs. Banks and Stephens and $1,800 for Mr. Hendrickson.

     (c) Payments under the Executive Medical Plan during 1993 as follows: Mr. Banks -- $7,723; Mr. Hendrickson -- $6,960; Mr. Kayne -- $3,076; Mr.
         Moore -- $3,447; and Mr. Stephens -- $9,010.

     (d) Payment by the Company in 1993 of premiums under its Executive Life Insurance Plan on behalf of Mr. Banks -- $3,721; Mr.
         Hendrickson -- $2,120; Mr. Kayne -- $1,855; Mr. Moore -- $1,047; and
         Mr. Stephens -- $1,103.

     (e) Imputed income for life insurance provided under the Company's regular life insurance plan for amounts in excess of $50,000: Mr.
         Banks -- $1,125; Mr. Hendrickson -- $435; Mr. Kayne -- $1,125; Mr.
         Moore -- $324; and Mr. Stephens -- $435.

     (f) The Beverly Enterprises, Inc. Executive Retirement Plan, (the "Executive Retirement Plan") provides that, depending on the Company's profits, the Company will match each participant's annual contribution, based on a sliding scale relating years of service with the Company, up to a maximum of six percent of a participant's compensation. The Executive Retirement Plan also provides that the Company will pay each participant additional compensation approximately equivalent to the tax liability such participant shall accrue as a result of the Company's contribution. During 1993, the Company contributed 50 percent of the maximum match permitted under the Executive Retirement Plan for each participant. The Company made the following contribution to the Executive Retirement Plan for each of the following named executive officers (these figures include both the employer match and the additional compensation for reimbursement of taxes): Mr.
         Banks -- $25,936; Mr. Kayne -- $12,538; and Mr. Stephens -- $12,033.

(6) As indicated in footnote (1), restricted stock was issued as part of the bonus for 1993. This restricted stock was issued on February 15, 1994 and therefore is not included in the holdings as of December 31, 1993. The $632,500 Restricted Stock Award to Mr. Moore consists of a grant of 20,000 shares of restricted stock on January 28, 1993 at which time the closing price of the Company's Common Stock was $13.25 and a grant of 28,000 shares of restricted stock on July 15, 1993 at which time the closing price of the Company's Common Stock was $13.125. Based on the closing price for the Company's Common Stock of $13.25, as reported on the New York Stock Exchange, at December 31, 1993 the number and value of aggregate restricted stock holdings are as follows: Mr. Banks -- 52,000 shares, $689,000; Mr. Hendrickson -- 32,000 shares, $424,000; Mr. Kayne -- 32,000 shares, $424,000; Mr. Moore -- 48,000 shares, $636,000; Mr. Stephens -- 32,000 shares, $424,000.

(7) Mr. Moore was elected an executive officer of the Company in January, 1993. During 1992, prior to becoming an employee, Mr. Moore received a payment in the amount of $2,250 in conjunction with his participation in a bonus program.

     The following tables set forth certain information at December 31, 1993 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above. No stock appreciation rights have been granted and no options have been granted at an option price below fair market value on the date of the grant.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR


                                                                                                  GRANT
                                                                                                  DATE
                                                         INDIVIDUAL GRANTS                        VALUE
                                        ----------------------------------------------------     --------
                                                           % OF
                                        NUMBER OF         TOTAL
                                        SECURITIES       OPTIONS/
                                        UNDERLYING         SARS                                   GRANT
                                         OPTIONS/       GRANTED TO     EXERCISE                    DATE
                                           SARS         EMPLOYEES      OR BASE                   PRESENT
                                         GRANTED        IN FISCAL       PRICE      EXPIRATION     VALUE
                 NAME                      (#)             YEAR         ($/SH)        DATE         ($)
- --------------------------------------- ----------      ----------     --------    ----------    -------
David R. Banks.........................   100,000(1)       9.70%         12.50      12/08/98      551,000(5)
Boyd W. Hendrickson....................    50,000(1)       4.84%         12.50      12/08/98      275,500(5)
Ronald C. Kayne........................    50,000(1)       4.84%         12.50      12/08/98      275,500(5)
T. Jerald Moore........................    30,000(2)                     13.25      01/27/05      273,600(6)
                                           42,000(3)                     12.13      07/14/05      351,120(7)
                                            6,000(4)                     12.13      07/14/03       45,660(8)
                                           50,000(1)      12.39%         12.50      12/08/98      275,500(5)
Bobby W. Stephens......................    50,000(1)       4.84%         12.50      12/08/98      275,500(4)
All executive officers
  as a group (12 Persons)..............   707,000         68.44%
All non-executive officers and
  employees
  as a group (18 Persons)..............   326,000         31.56%

- ---------------

(1) Stock options granted on December 9, 1993 under the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan. Options for 25 percent of these shares become fully exercisable one year from the grant date and 25 percent per year thereafter on a cumulative basis.

(2) Stock options granted on January 28, 1993 under the 1985 Beverly Non-Qualified Stock Option Plan. Options for 20 percent of these shares become fully exercisable one year from the grant date and 20 percent per year thereafter on a cumulative basis.

(3) Stock options granted on July 15, 1993 for 42,000 shares under the 1985 Beverly Non-Qualified Stock Option Plan. Options for 20 percent of these shares become fully exercisable one year from the grant date and 20 percent per year thereafter on a cumulative basis.

(4) Stock options granted on July 15, 1993 for 6,000 shares under the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan. Options for 20 percent of these shares become fully exercisable one year from the grant date and 20 percent per year thereafter on a cumulative basis.

(5) Based upon the Black-Scholes Option Valuation Model, which estimates the present dollar value of Company Common Stock to be $5.51 per option share. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized will be at or near the value estimated by the Black-Scholes Model. The assumptions underlying the Black-Scholes Model include: (a) an expected volatility of .4137 based on a daily measure over 12 months prior to the grant date, (b) a risk-free rate of return of 5.15 percent, which approximates the five-year Treasury bond rate on the grant date, (c) no dividend on the Company's Common Stock, and (d) a five-year period from the grant until exercise.

(6) Based upon the Black-Scholes Option Valuation Model, which estimates the present dollar value of Company Common Stock to be $9.12 per option share. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance that the value realized will be at or near the value estimated by the Black-Scholes model. The assumptions underlying the Black-Scholes model include (a) an expected volatility of .3653 based on a daily measure over twelve months prior to the grant date, (b) a risk-free rate of return of 7.25 percent, which approximates the twelve-year Treasury bond rate at the date of grant, (c) no dividend on the Company's Common Stock, and (d) a twelve-year period from the grant until exercise.

(7) Based on the Black-Scholes Option Valuation Model, which estimates the present dollar value of Company Common Stock to be $8.36 per option share. The actual value, if any, any executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model. The assumptions underlying the Black-Scholes model include (a) an expected volatility of .4086 based on a daily measure over twelve months prior to the grant date,
     (b) a risk-free rate of return of 6.25 percent, which approximates the twelve-year Treasury bond rate at the date of grant, (c) no dividend on the Company's Common Stock, and (d) a twelve-year period from time of grant until exercise.

(8) Based on the Black-Scholes Option Valuation model, which estimates the present dollar value of Company Common Stock to be $7.61 per option share. The actual value, if any, any executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized will be at or near the value estimated by the Black-Scholes model. The assumptions underlying the Black-Scholes model include (a) an expected volatility of .4086 based on a daily measure over twelve months prior to the grant date,
     (b) a risk-free rate of return of 5.81 percent, which approximates the ten-year Treasury bond rate at the date of grant, (c) no dividend on the Company's Common Stock, and (d) a ten-year period from time of grant until exercise.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                                     VALUE OF UNEXERCISED
                                                                              NUMBER OF                   IN-THE-MONEY
                                                                      UNEXERCISED OPTIONS/SARS            OPTIONS/SARS
                                      SHARES                               FY-END 12/31/93               FY-END 12/31/93
                                     ACQUIRED                                    (#)                         ($)(2)
                                        ON              VALUE        ---------------------------   ---------------------------
               NAME                EXERCISES (#)   REALIZED ($)(1)   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE   EXERCISABLE
- ------------------------------    --------------   ---------------   -------------   -----------   -------------   -----------
David R. Banks.....................          0              --          180,000        215,000       1,232,250      1,890,750
Boyd W. Hendrickson................     15,000         133,000          102,000         71,000         496,000        824,250
Ronald C. Kayne....................     29,000         240,892          102,000              0         496,000              0
T. Jerald Moore....................          0              --          113,000              0          43,500              0
Bobby W. Stephens..................          0              --          102,000        138,000         496,000      1,215,750

- ---------------

(1) Value is calculated based on the difference between the option exercise price and the closing market price of the Common Stock on the date of exercise, multiplied by the number of shares to which the exercise relates.

(2) The closing price for the Company's Common Stock as reported by the New York Stock Exchange on December 31, 1993, was $13.25. Value is calculated on the basis of the difference between the option exercise price and $13.25, multiplied by the number of shares of Common Stock underlying the option.

                               PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total returns for the Company, the S&P 500 Composite Index and an index of peer companies selected by the Company. The stock price performance shown on the graph below is not necessarily indicative of future price performance.

                                    Beverly
      Measurement Period          Enterprises,
    (Fiscal Year Covered)            Inc.           S&P 500       Peer Group
                                  ------------      -------       ----------

1988                                    100.00       100.00          100.00
1989                                     96.00       131.59          129.81
1990                                    138.00       127.49          167.15
1991                                    142.00       166.17          230.38
1992                                    208.00       178.81          336.87
1993                                    212.00       196.00          360.86

     The total cumulative return on investment (change during the year in stock price plus reinvested dividends) for each of the periods for the Company, the S&P 500 Composite Index and the group of peer companies is based on the stock price or the composite index on December 31, 1988.

     The graph above compares the performance of the Company with that of the S&P 500 Composite Index, and a group of peer companies, including the Company, with the investment weighted on market capitalization. Companies in the peer group are as follows: Beverly Enterprises, Inc., Geriatrics & Medical Centers, Inc., Greenery Rehabilitation Group Inc., Manor Care, Inc. and Summit Health LTD. These companies were approved by the Compensation Committee.

     Vari-Care, Inc., which was in the peer group last year, has been removed because of its acquisition during 1993.

                                  OTHER PLANS

  Deferred Compensation Plan

     As of July 18, 1991, the Company amended and restated the Deferred Compensation Plan to allow no future grants, to close and pay out accounts with balances of $10,000 or less, and to fix accounts with balances, in excess of $10,000 using the closing price on the New York Stock Exchange on July 18, 1991, of $11.00 to credit to participants' Special Ledger Accounts. Messrs. Banks, Hendrickson, Kayne and Stephens maintain accounts in the Deferred Compensation Plan and are paid interest at a rate of nine percent per annum.

  Termination of Employment and Change-in Control Arrangements

     The Company adopted a severance policy, as of December 1, 1989, which provides assistance in the form of a lump sum severance payment to active, full-time, corporate or regional office employees who are permanently, involuntarily and without cause separated from all employment with the Company or its successor. Severance pay is calculated based upon an employee's base weekly pay, position and continuous past service with the Company as of the last day of the employee's active employment. David R. Banks, Boyd W. Hendrickson, Ronald C. Kayne, T. Jerald Moore and Bobby W. Stephens would receive $249,231, $124,615, $132,462, $80,000 and $124,615, respectively, if they were entitled to a severance payment as of January 1, 1994.

     In connection with the relocation of the Company's corporate headquarters to Fort Smith, Arkansas, the Company entered into Agreements Concerning Benefits Upon Severance (the "Agreement") with certain executives including Messrs. Banks, Hendrickson, Kayne and Stephens. Pursuant to such agreements, in the event of a Change in Control (as defined) of the Company or a Material Change (as defined) in the terms of employment of the executive, such executive may voluntarily terminate his employment and become entitled to receive one year's salary and reimbursement from the Company for moving expenses to any part of the continental United States. During 1993, Mr. Kayne's Agreement was amended in connection with his relocation from Arkansas to Colorado.

                        COMPLIANCE WITH SECTION 16(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

     The Company's officers and directors are required to file initial reports of ownership and reports of change in ownership with the Securities and Exchange Commission (SEC). Officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on information provided to the Company by individual officers and directors, the Company believes that during 1993 all filing requirements applicable to officers and directors have been complied with subject to the following exceptions. Form 5's were filed during 1994 by Gary Weatherly, Vice President-Management Information Systems, and John Williams, Vice President-Reimbursement, to report holdings and transactions, respectively, that should have been reported during 1993.

                CERTAIN TRANSACTIONS WITH MANAGEMENT AND OTHERS

     Beverly California Corporation entered into a data processing agreement effective August 1, 1992, with a wholly-owned subsidiary of ALLTEL Corporation. Joe T. Ford, a director of the Company until February 28, 1994, is the Chairman of the Board, President, Chief Executive Officer and a Director of ALLTEL Corporation. Beverly California Corporation paid approximately $10,179,000 pursuant to such agreement during 1993.

     John E. M. Jacoby, a Director of the Company, serves as Executive Vice President, Chief Financial Officer and a Director of Stephens Group, Inc. For the year ended December 31, 1993, the Company paid to Stephens Group, Inc. or its affiliates, approximately $2,179,743>, including underwriting fees in connection with the refunding of certain industrial revenue bonds and the issuance of the Company's $2.75 Cumulative Convertible Exchangeable Preferred Stock, the issuance of Series A and Series B of the Company's First Mortgage Bonds, and the issuance of the Company's 8.75% Notes.

                           PROPOSAL 5 -- RATIFICATION
                     OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young as auditors for the Company for the year ended December 31, 1994, subject to ratification by the stockholders. Ernst & Young audited the Company's consolidated financial statements for the year ended December 31, 1993, and, together with its predecessor, Arthur Young & Company, has been the Company's auditors since 1965.

     Representatives of Ernst & Young are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. It is also expected that they will be available to respond to appropriate questions from stockholders at the Annual Meeting.

  Recommendation of the Board of Directors

     The Board of Directors of the Company recommends a vote FOR the proposal to ratify the appointment of Ernst & Young as independent auditors for 1994. Proxies received by the Board of Directors will be so voted unless stockholders specify a contrary choice.

                             STOCKHOLDER PROPOSALS

     December 20, 1994, is the date by which proposals of stockholders intended to be presented at the 1995 Annual Meeting of Stockholders must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting.

                            EXPENSES OF SOLICITATION

     The total cost of this solicitation will be borne by the Company. In addition to use of the mails, proxies may be solicited by directors, officers and regular employees of the Company personally and by telephone or facsimile. The Company may reimburse persons holding shares in their own names, or in the names of the nominees, for expenses such persons incur in obtaining instructions from beneficial owners of such shares. The Company has also engaged Georgeson & Company Inc. to solicit proxies for a fee not to exceed $8,000 plus $6 per call to individual stockholders or NOBO's if assigned, plus out-of-pocket expenses.

                                 OTHER MATTERS

     The Board of Directors knows of no other business to be presented at the Annual Meeting, but if other matters do properly come before the Annual Meeting, it is intended that the persons named in the proxy will vote on said matters in accordance with their best judgment.

                                                   ROBERT W. POMMERVILLE
                                                         Secretary

April 19, 1994
Fort Smith, Arkansas

                                   EXHIBIT A

                           BEVERLY ENTERPRISES, INC.
                             ANNUAL INCENTIVE PLAN
                       (EFFECTIVE AS OF JANUARY 1, 1994)

                                   ARTICLE I.

                           ESTABLISHMENT AND PURPOSE

     1.1 Establishment of Plan. BEVERLY ENTERPRISES, INC., a Delaware corporation ("Company") hereby establishes this incentive award plan for Participants, which plan as amended from time to time shall be known as the "BEVERLY ENTERPRISES, INC. ANNUAL INCENTIVE PLAN" ("Plan").

     1.2 Purpose. The purpose of the Plan is to provide its Participants with incentive awards where they have contributed to their Employer's success, and to do so through an ongoing program designed to reinforce such Employer's strategic plan and related financial and operating objectives.

     1.3 Applicability of the Plan. The provisions of this Plan shall be applicable only with respect to those Participants who are designated for participation in this Plan from and after January 1, 1994, the effective date of this Plan.

     1.4 Effective Date. This Plan shall be effective as of January 1, 1994, subject to the approval of this Plan by the Board of Directors and the Company's shareholders, as provided in this Section 1.4. To become effective, this Plan must be approved by the Board of Directors and by the affirmative vote of the holders of a majority of shares of the common stock of the Company present, or represented, and entitled to vote at a meeting of the Company's stockholders called for such purpose. Absent such approvals prior to January 1, 1995, this Plan shall terminate and cease to be of any further force or effect and all awards hereunder shall be null and void.

                                  ARTICLE II.

                          DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. Whenever used as a capitalized term in the Plan, the following terms shall have the respective meanings set forth below, unless otherwise expressly provided:

          (a) "Affiliate" means "affiliate" as defined in Rule 12b-2 under the Exchange Act.

          (b) "AIP Award" means the annual incentive plan award approved by the Compensation Committee for an eligible Participant for a particular Plan Year, as provided in Section 5.1.

          (c) "AIP Award Guidelines" means the standards, targets, performance measurement and evaluation criteria and guidelines to be used to determine AIP Awards for a particular Plan Year, as provided in Section 4.1.

          (d) "AIP Program" means the program for determining the awarding of AIP Awards for a particular Plan Year, consisting of the AIP Award Guidelines for such Plan Year, as provided in Section 4.1.

          (e) "Beneficiary" means the person, persons or trust designated by a Participant as provided in Section 9.3.

          (f) "Board" or "Board of Directors" means the Board of Directors of the Company.

          (g) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, as the same may be amended from time to time.

          (h) "Company" means Beverly Enterprises, Inc., or any successor thereto.

          (i) "Compensation Committee" means the Compensation Committee of the Board of Directors, which Committee is a standing committee of such Board. The general powers, duties and responsibilities of the Compensation Committee as regards this Plan are described in Section 4.2.

          (j) "Covered Participant" means a Participant who is a "covered employee" as defined in Section 162(m)(3) of the Code, or who the Compensation Committee believes will be such a covered employee for a Plan Year, and who the Compensation Committee believes will have remuneration in excess of $1,000,000 for the Plan Year, as provided in Section 162(m) of the Code.

          (k) "Employee" means an individual who is an employee of the Company or an Affiliate.

          (l) "Employer" means the Company or any Affiliate which is participating under the Plan with the consent of the Board of Directors.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (n) "Long-Term Incentive Stock Plan" means the "Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan", as amended from time to time.

          (o) "Participant" means an Employee of an Employer who has been designated as a Participant under this Plan, as provided in Section 3.1.

          (p) "Plan" means the "Beverly Enterprises, Inc. Annual Incentive Plan" as set forth in this document, and as the same may be amended from time to time.

          (q) "Plan Year" means the 12-month period beginning each January 1 and ending on December 31 of such year. The first Plan Year shall be the period beginning January 1, 1994 and ending December 31, 1994.

     2.2 Gender and Number; Headings. Except when otherwise indicated by the context, any masculine terminology when used in this Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural. Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                                  ARTICLE III.

                                 PARTICIPATION

     3.1 Participation. The Compensation Committee shall designate the Employees of each participating Employer who are to be the Participants under this Plan. Such designations may be based on participation criteria established by the Compensation Committee from time to time. The designation of Participants shall be made for each Plan Year, and the Participants designated for a particular Plan Year may be identified by reference to the subject Plan Year (e.g., the Participants designated for the 1994 Plan Year may be referred to as "1994 Participants"). The Compensation Committee may establish such procedures as it deems appropriate for notifying each Participant of his status as a Participant under the Plan. Section 5.5 contains additional provisions relating to the designation of Participants under the Plan.

                                  ARTICLE IV.

                   ANNUAL AIP PROGRAM; ADMINISTRATION OF PLAN

     4.1 Annual AIP Program. For each Plan Year, the Compensation Committee shall establish the AIP Program for that Plan Year. Such AIP Program for the particular Plan Year shall consist of such standards, targets, performance measurement and evaluation criteria and guidelines as the Compensation Committee determines to be applicable in awarding AIP Awards for the relevant Plan Year, all of which shall collectively be known as the "AIP Award Guidelines" for that Plan Year. The AIP Program established for a particular Plan Year may include any of the following elements, as determined in the sole discretion of the Compensation Committee:

          (a) An incentive award pool for purposes of determining the dollar amount which shall be available for AIP Awards and other benefits under the Plan for the Plan Year;

          (b) Financial and strategic performance goals for each participating Employer;

          (c) Performance measurement and weighting criteria and guidelines for each Employer, including corporate-wide performance, where applicable;

          (d) Individual target and maximum incentive opportunities for Participants or groups of Participants;

          (e) Performance measurement and weighting criteria and guidelines for Participants or groups of Participants;

          (f) Guidelines and requirements for the development of Participant goals and objectives; and

          (g) Such other standards, criteria, measurements, requirements and guidelines as the Compensation Committee may from time to time determine shall be applicable with respect to the subject Plan Year.

     The AIP Program established for each Plan Year, including the AIP Award Guidelines applicable thereto, may be identified by reference to the subject Plan Year (e.g., the AIP Program for 1994 may be referred to as the "1994 AIP Program"). The AIP Program so established for each Plan Year shall be communicated to such Company and other participating Employer personnel as the Compensation Committee deems necessary to assist in the maintenance of the AIP Program for such Plan Year. The AIP Program for each Plan Year (including the AIP Award Guidelines included therein) shall be maintained with the records of the Plan for reference purposes. The Compensation Committee may change or modify the AIP Program established for a particular Plan Year in any respect, and at any time.

     4.2 Compensation Committee. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the full general power, authority and discretion to administer the Plan and construe, interpret and apply its provisions. Without limiting the generality thereof, the Compensation Committee shall have the following powers, duties and authorities as regards its administration and activities as regards the Plan:

          (a) To establish an AIP Program for each Plan Year, as provided in
     Section 4.1;

          (b) To approve AIP Awards or other benefit payments for Participants for each Plan Year, as provided in Section 5.1;

          (c) To establish, maintain and interpret such rules, regulations and requirements as it deems necessary or advisable as regards the administration and maintenance of the Plan, including the amendment and modification of such rules, regulations and requirements;

          (d) To resolve all questions relating to the eligibility of Participants;

          (e) To resolve all questions relating to a Participant's right to receive any AIP Award payment or other benefits under the Plan;

          (f) To determine the time, manner and form of payment with respect to any AIP Award payments or other benefits under the Plan;

          (g) To engage any administrative, legal, consulting, clerical or other services it deems appropriate in administering the Plan;

          (h) To construe and interpret the Plan, and any administrative rules relating thereto, as necessary and to carry out the purposes of this Plan;

          (i) To resolve all questions of fact relating to any questions or determinations relating to the administration of the Plan;

          (j) To compile and maintain all records it determines to be necessary, appropriate and convenient in connection with the administration of the Plan;

          (k) To delegate or appoint such other parties as it determines to be necessary to carry out a general or specific function as regards the administration of the Plan; and

          (l) To take all such other actions, and to make such determinations, as are necessary to administer the Plan and carry out its purposes.

     All actions taken or determinations made by the Compensation Committee as regards the Plan shall be final, binding and conclusive upon all parties. The membership of the Compensation Committee, and the rules relating to its conduct, voting and actions, shall be governed by the rules establishing the Compensation Committee as a standing committee of the Board of Directors. Members of the Compensation Committee shall not participate directly in any action or determination regarding their own interests under the Plan.

     4.3 Expenses. Any expenses relating to the administration of this Plan shall be borne by the Employers as may be determined by the Compensation Committee.

     4.4 Indemnification and Exculpation. The members of the Compensation Committee, its agents, and officers, directors, and employees of the Company or any other Employer shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

                                   ARTICLE V.

                         AIP AWARDS; PAYMENT OF AWARDS

     5.1 AIP Awards. Each Plan Year, the Compensation Committee shall approve such individual AIP Awards for the Participants covered under the Plan for the Plan Year as the Compensation Committee in its sole discretion shall deem appropriate. Company personnel acting at the direction of the Compensation Committee shall prepare such preliminary calculations and reports regarding proposed AIP Award amounts as the Compensation Committee may request. Such information shall be prepared in accordance with the Compensation Committee's AIP Award Guidelines for the subject Plan Year, and in accordance with such other performance measurement standards as the Compensation Committee may direct from time to time. The Compensation Committee shall provide that each Participant for a Plan Year be notified of the amount and terms of his AIP Award for the subject Plan Year. Such notification shall be at such time and in such manner as determined by the Compensation Committee.

     5.2 Eligibility for AIP Award. To be eligible to receive any AIP Award as may be approved for the Participant for a particular Plan Year, as provided in
Section 5.1, such Participant must satisfy one of the following eligibility conditions:

          (a) He must be employed as an Employee on the last day of the Plan
     Year;

          (b) He must have retired, died or incurred a disability during the Plan Year if he is not employed as an Employee on the last day of the Plan Year; or

          (c) He must have terminated employment as an Employee before the last day of the Plan Year for another reason as recognized by the Compensation Committee.

     Unless the Compensation Committee otherwise specifically provides, a Participant who does not meet one of the foregoing employment eligibility conditions for a particular Plan Year shall not be eligible to receive payment of an AIP Award for such Plan Year.

     5.3 Time and Form of Payment. All AIP Awards for a particular Plan Year shall be paid to or with respect to the eligible Participants for such Plan Year at such time or times as the Compensation Committee may determine, which may be before or following the close of the particular Plan Year to which such AIP Awards relate. Normally, all AIP Award payments shall be in a lump sum; however, the Compensation Committee may from time to time direct the payment of any AIP Award in a different payment form. The Compensation Committee shall designate whether an AIP Award is to be paid in cash, Company stock, other form of property or benefit, or any combination thereof.

     5.4 Death of Participant. In the event a Participant who is eligible to receive an AIP Award dies before payment thereof is made to him, the payment of such AIP Award shall be made to his designated Beneficiary.

     5.5 Other Benefit Payments. From time to time, the Compensation Committee may grant a special benefit award under this Plan to any Employee that it considers to have made a key contribution to the continuing success of his Employer. The Compensation Committee may grant such benefit awards with respect to a Plan Year at any time during or following the particular Plan Year. All such benefit awards so granted under the Plan shall be in addition to any AIP Awards otherwise awarded under the Plan. An Employee who is designated as a Participant as regards eligibility for an AIP Award for a Plan Year may also be granted a benefit award under this Section 5.5. Any Employee who is not otherwise designated as a Participant eligible for an AIP Award, but who is designated to receive a benefit award under this Section 5.5, shall be considered a Participant under the Plan for the relevant Plan Year as regards such benefit award. The Compensation Committee shall designate the time, form and medium of payment of any benefit award granted pursuant to this Section 5.5.

     5.6 Award Payments in Stock. To the extent any AIP Award (or portion thereof) or other benefit under the Plan is paid in Company stock, as may be directed under Section 5.3 or Section 5.5, such payment shall be considered to be an award under Article IX of the Long-Term Incentive Stock Plan. As such an award, any Participant receiving such award under this Plan and Article IX of the Long-Term Incentive Stock Plan who is also covered by the Long-Term Incentive Stock Plan shall be subject to any applicable sale, transfer, exercise, or vesting restrictions, and to such other terms and provisions under the Long-Term Incentive Stock Plan or award agreements issued pursuant thereto, as regards such stock and the award, exercise and payment thereof. Any such term, condition or provisions in Long-Term Incentive Stock Plan or award agreement as regards such stock, or the Participant's rights thereto, shall control over any provision in this Plan to the contrary.

                                  ARTICLE VI.

                              FUNDING OF THE PLAN

     6.1 Funding. All amounts paid under this Plan shall be paid from the general assets of the participating Employers. AIP Award payments and other benefit payments under this Plan shall be reflected on the accounting records of the Employers, but neither this Plan nor the maintenance of such accounting records shall be construed to create, or require the creation of, a trust, custodial account, or escrow account with respect to any Participant. No Participant shall have any right, title, or interest whatsoever in or to any investment reserves, accounts, or funds, that the Employers may purchase, establish, or accumulate to aid in providing the unfunded AIP Award payments or other benefits described in the Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create, or be construed to create, a trust or fiduciary relationship of any kind between an Employer, the Compensation Committee and a Participant or any other person. Participants shall not acquire any interest under the Plan greater than that of an unsecured general creditor of an Employer.

                                  ARTICLE VII.

                         MERGER; AMENDMENT; TERMINATION

     7.1 Merger, Consolidation, or Acquisition. In the event of a merger, consolidation, or acquisition where an Employer is not the surviving organization, unless the successor or acquiring organization shall elect to continue and carry on the Plan, this Plan shall terminate with respect to such Employer, and no additional benefits shall accrue for the Participants of such organization. Unpaid AIP Award payments or other benefits shall continue to be paid as scheduled unless the successor or acquiring organization elects to accelerate payment.

     7.2 Amendment. The Compensation Committee may amend or modify this Plan at any time, for any reason, and in any manner. Such actions by the Compensation Committee shall be binding upon all other Employers. Any such amendment or modification of the Plan shall not require shareholder approval, except to the extent that such approval is required pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Company's stock is listed or reported, or under any other applicable Federal or state law. Notice of any amendment or modification of the Plan shall be given to Participants and other interested parties in such manner and at such time as provided by the Compensation Committee.

     7.3 Termination. The Board of Directors may terminate this Plan at any time, for any reason, and in any manner. In the event of the termination of the Plan pursuant to this Section 7.3, no further AIP Award payments or other benefits shall accrue under this Plan, and amounts which are then payable with respect to a prior Plan Year shall continue to be an obligation of the Employer and shall be paid as scheduled. No AIP Award payments or other payments shall be made with respect to the Plan Year in which the Plan is terminated, unless otherwise provided by the Board of Directors.

                                 ARTICLE VIII.

             SPECIAL PROVISIONS APPLICABLE TO COVERED PARTICIPANTS

     8.1 Provisions Applicable to Covered Participants. Notwithstanding any other provision of this Plan to the contrary, any AIP Awards and other benefits paid to Covered Participants under this Plan shall be subject to the following conditions:

          (a) All AIP Guidelines or other performance measures, goals, standards, formulas, or criteria relating to Covered Participants ("Performance Measures") for a Plan Year shall be established by the Compensation Committee in writing prior to the beginning of the Plan Year, or by such other later date for such Plan Year as may be permitted under
     Section 162(m) of the Code. Performance Measures may include alternate and multiple Performance Measures, and may be based on one or more business criteria. In establishing Performance Measures, the Compensation Committee shall consider an internal budget for factors such as earnings per share, return on equity, revenue growth, cash flow, income and operating margins.

          (b) The Performance Measures must be objective and must satisfy the third party "objectivity" standards under Section 162(m) of the Code.

          (c) The Performance Measures shall not allow for any discretion by the Compensation Committee as to an increase in any AIP Award or other benefit, but discretion to lower an AIP Award or other benefit is permissible.

          (d) The award and payment of any AIP Award or other benefit under this Plan to a Covered Participant with respect to a Plan Year shall be contingent upon the attainment of the Performance Measures that are applicable to such Covered Participant. The Compensation Committee shall certify in writing prior to the payment of any such AIP Award or other benefit that such applicable Performance Measures relating to the AIP Award or other benefit were satisfied. Approved minutes of a meeting of the Compensation Committee may be used for this purpose.

          (e) As provided in Sections 1.4 and 9.1, this Plan is subject to shareholder approval, and all AIP Awards or other benefits to Covered Participants under this Plan are expressly contingent on and subject to such shareholder approval.

          (f) The maximum AIP Award or other benefit that may be paid to any Covered Participant under the Plan for any Plan Year is 100 percent of the Covered Participant's base salary as of the first day of that Plan Year.

          (g) All AIP Awards or other benefits to Covered Participants under this Plan shall be further subject to such other conditions, restrictions, and requirements as the Compensation Committee may determine to be necessary to carry out the purposes of this Article VIII.

                                  ARTICLE IX.

                               GENERAL PROVISIONS

     9.1 Shareholder Approval. The effectiveness of the Plan and of the grant of AIP awards or other benefits under this Plan are subject to shareholder approval of the Plan as provided in Section 1.4.

     9.2 Nonalienation. No AIP Award or other benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge, or bankruptcy) in satisfaction of any debt, liability, or obligation, prior to receipt. Any attempt to alienate, sell, transfer, assign, pledge, or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. Notwithstanding the foregoing provisions of this Section 9.2, no AIP Award or other benefit amount payable under the Plan shall be payable until and unless any and all amounts representing debts or other obligations owed to the Company or other Employer by the Participant with respect to whom such amount would otherwise be payable shall have been fully paid.

     9.3 Beneficiary Designation. A Participant may designate a Beneficiary who upon his death is to receive an AIP Award payment that otherwise would have been paid to him under the Plan. All Beneficiary designations shall be in writing and on a form approved by the Compensation Committee for such purpose, and any such designation shall only be effective if and when delivered to the Compensation Committee or its representative during the lifetime of the Participant. Absent any specific Beneficiary designation with respect to this Plan, a Participant's designated Beneficiary for purposes of this Plan shall be the same person or persons as designated as his beneficiary to receive life insurance proceeds under the Employer's group term life insurance coverage for such Participant. In the event there is not a Beneficiary designation on file for the Participant, such Participant's Beneficiary shall be deemed to be the Participant's surviving spouse, or if there is no such spouse, the Participant's estate.

     9.4 Effect on Other Benefit Plans. AIP Award or other benefit amounts paid under this Plan shall only be considered as compensation under the employee benefit plans of the Employers as determined and provided under the provisions of such plans.

     9.5 Employer-Employee Relationship. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of an Employer to discharge any Employee or otherwise act with relation to the Employee. An Employer may take any action (including discharge) with respect to any Employee or other person and may treat such person without regard to the effect which such action or treatment might have upon such person as a Participant under this Plan.

     9.6 Incompetence. Every person receiving or claiming an AIP Award or other benefit payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Compensation Committee receives a written notice, in a form and manner acceptable to the Compensation Committee, that such person is incompetent, and that a guardian, conservator, or other person legally vested with the care of such person's person or estate has been appointed; provided, however, that if the Compensation Committee shall find that any person to whom an AIP Award or other benefit payment is payable under the Plan is unable to care for such person's affairs because of incompetency, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative) may be paid in a manner as approved by the Compensation Committee. Any such payment so made shall be a complete discharge of any liability therefor under the Plan.

     9.7 Binding on Employer, Participants and Their Successors. This Plan shall be binding upon and inure to the benefit of the Employers, their successors and assigns and the Participants, their heirs, executors, administrators and legal representatives. The provisions of this Plan shall be applicable with respect to each Employer separately, and AIP Award or other benefit amounts payable hereunder shall be paid by the Employer of the particular Participant.

     9.8 Status Under ERISA. This Plan is not maintained as and is not intended to be an "employee benefit plan" under the Employee Retirement Income Security Act of 1974, as amended.

     9.9 Tax Liability. An Employer may withhold from any payment hereunder any taxes required to be withheld and such sum as the Employer may reasonably estimate to be necessary to cover any taxes for which the Employer may be liable and which may be assessed with regard to such payment.

     9.10 Severability. In the event any provision of this Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in this Plan.

     9.11 Applicable Law. This Plan shall be governed by, construed, and administered in accordance with the laws of the State of Arkansas, except to the extent such laws are preempted by the laws of the United States.

                                   EXHIBIT B

                           BEVERLY ENTERPRISES, INC.
                    NONEMPLOYEE DIRECTORS' STOCK OPTION PLAN
                         (EFFECTIVE AS OF JUNE 1, 1994)

                                   ARTICLE I.

                           ESTABLISHMENT AND PURPOSE

     1.1. Establishment of the Plan. Beverly Enterprises, Inc., a Delaware corporation ("Company") hereby establishes a stock option plan as set forth in this document, which plan as amended from time to time shall be known as the "Beverly Enterprises, Inc. Nonemployee Directors' Stock Option Plan" ("Plan").

     1.2 Purpose. The purpose of the Plan is to build a proprietary interest among the Company's Nonemployee Directors and thereby secure for the Company's shareholders the benefits associated with common stock ownership by those who will oversee the Company's future growth and success.

     1.3 Applicability of the Plan. The provisions of this Plan are applicable only to individuals who, on or after June 1, 1994, are Nonemployee Directors.

     1.4 Effective Date. This Plan shall be effective as of June 1, 1994, subject to the approval of this Plan by the Board of Directors and the Company's shareholders, as provided in this Section 1.4. To become effective, this Plan must be approved by the Board of Directors and by the affirmative vote of the holders of a majority of shares of Common Stock present, or represented, and entitled to vote at a meeting of the Company's stockholders called for such purpose. Absent such approvals prior to January 1, 1995, this Plan shall terminate and cease to be of any further force or effect and all grants of Options hereunder shall be null and void.

                                  ARTICLE II.

                          DEFINITIONS AND CONSTRUCTION

     2.1 Definitions. Whenever used as a capitalized term in the Plan, the following terms shall have the respective meanings set forth below, unless otherwise expressly provided:

          (a) "Affiliate" means "affiliate" as defined in Rule 12b-2 under the Exchange Act.

          (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

          (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

          (d) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

             (1) Any Person, corporation or other entity or group becomes the
                 Beneficial Owner of shares of the Company having 30 percent or more of the total number of votes that may be cast for the election of members of the Board; or

             (2) As the result of, or in connection with, any tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing
                 (a "Transaction"), the persons who were members of the Board before the Transaction shall cease to constitute a majority of the Board of Directors of the Company or any successor to the Company or its assets; or

             (3) If at any time (A) the Company shall consolidate with, or merge with, any other Person and the Company shall not be the continuing or surviving corporation, (B) any Person shall consolidate with, or merge with, the Company, and the Company shall be the continuing or surviving corporation and in connection therewith, all or part of the outstanding
                 Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, (C) the Company shall be a party to a statutory share exchange with any other Person after which the Company is a Subsidiary of any other Person, or (D) the Company shall sell or otherwise transfer 50 percent or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person or Persons.

          (e) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, as the same may be amended from time to time.

          (f) "Common Stock" means the common stock of the Company.

          (g) "Company" means Beverly Enterprises, Inc., or any successor thereto.

          (h) "Effective Date" means June 1, 1994, subject to the approvals as described in Section 1.4.

          (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          (j) "Fair Market Value" means, on any given date, the closing price of Common Stock as reported on the New York Stock Exchange composite tape on such day or, if no shares of Common Stock were traded on the New York Stock Exchange on such day, then on the next preceding day that Common Stock was traded on such Exchange, all as reported by such source as the Board may select.

          (k) "Grant Date" means June 1 of each calendar year during the period this Plan remains in effect. The first "Grant Date" under the Plan is June 1, 1994.

          (l) "Nonemployee Director" means an individual who is a member of the Board and who is not an employee of the Company or any Subsidiary or Affiliate thereof.

          (m) "Option" means an option granted under this Plan to purchase a share or shares of Common Stock.

          (n) "Participant" means a Nonemployee Director to whom an Option has been granted under this Plan.

          (o) "Person" means "person" as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d)(3) of the Exchange Act.

          (p) "Plan" means the "Beverly Enterprises, Inc. Nonemployee Directors' Stock Option Plan" as set forth in this document, and as the same may be amended from time to time.

          (q) "Subsidiary" means a corporation at least 50 percent of the combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries.

          (r) "Vesting Date" means, with respect to any Options granted as of a particular Grant Date, the next June 1 following such Grant Date. The first Vesting Date under the Plan is June 1, 1995.

     2.2 Gender and Number; Headings. Except when otherwise indicated by the context, any masculine terminology when used in this Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural. Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

                                  ARTICLE III.

                         ELIGIBILITY AND PARTICIPATION

     3.1 Eligibility; Participation. Each Nonemployee Director shall be eligible to participate under this Plan and to receive a grant of an Option in accordance with the provisions of this Plan.

     3.2 Initial Grant of Stock Options. Each Nonemployee Director as of the Effective Date shall automatically be granted an Option to purchase 2,500 shares of Common Stock, effective as of the Effective

Date. Each individual who first becomes a Nonemployee Director after the Effective Date shall automatically be granted an Option to purchase 2,500 shares of Common Stock, effective as of the Grant Date which is coincident with or next following the date on which such individual becomes a Nonemployee Director. All Options granted under this Section 3.2 shall be subject to the Common Stock availability provisions of Section 4.1.

     3.3 Subsequent Grants of Stock Options. Each Nonemployee Director who has received an initial grant of an Option, as described in Section 3.2, shall automatically be granted an Option to purchase an additional 2,500 shares of Common Stock as of each Grant Date subsequent to the initial Grant Date applicable to such Nonemployee Director and during the term of this Plan, with each such subsequent grant being effective as of the applicable Grant Date. To be eligible to receive such an Option grant with respect to any such Grant Date, the Nonemployee Director must be a Nonemployee Director on such Grant Date. All Options granted under this Section 3.3 shall be subject to the Common Stock availability provisions of Section 4.1.

                                  ARTICLE IV.

                             COMMON STOCK AVAILABLE

     4.1 In General. Subject to adjustment as provided in Section 4.2, an aggregate of 200,000 shares of Common Stock shall be available for grant and issuance pursuant to the provisions of this Plan. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an Option shall expire or terminate for any reason without having been exercised in whole or in part, the unpurchased shares of Common Stock subject to such Option shall again be available for subsequent Option grants under the Plan.

     4.2 Adjustment in Event of Changes in Capitalization. In the event of a stock dividend, stock split, or combination of shares, recapitalization or other change in the Company's capitalization, or other distribution with respect to holders of the Company's Common Stock other than normal cash dividends, an automatic adjustment shall be made in the number and kind of shares as to which outstanding Options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 4.1, to the end that the proportionate interest of the Participant or eligible Nonemployee Director shall be maintained as before the occurrence of such event. Such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share. Automatic adjustment shall also be made in the number and kind of shares subject to Options subsequently granted under Article III of the Plan.

                                   ARTICLE V.

                     TERMS AND CONDITIONS OF STOCK OPTIONS

5.1 Exercise of Stock Options.

          (a) Option Exercisability. Each Option granted as of a particular Grant Date shall be exercisable on or after the Vesting Date with respect to such Grant Date, subject to the provisions of Section 5.1(b) and (c).

          (b) Immediate Vesting For Death, Disability, and Change of Control. Notwithstanding the provisions of Section 5.1(a), an Option granted to any Participant shall become immediately exercisable in full upon the first to occur of --

             (1) The death of the Participant, in which case the Option may be exercised by the Participant's executor or administrator, or if not so exercised, by the legatees or distributees of his or her estate or by such other person or persons to whom the Participant's rights under the Option shall pass by will or by the applicable laws of descent and distribution;

             (2) Such time as the Participant ceases to be a member of the Board by reason of his or her disability and

             (3) Change in Control.

          (c) Holding Periods. Any Option may not be exercised for at least six months after the grant thereof. Should this Section 5.1(c) require modification or be unnecessary to comply with the requirements of Section 16 of and Rule 16b-3 under the Exchange Act, the Board may waive such provision and/or amend this Plan to add to or modify the provisions hereof accordingly.

          (d) Termination Other Than Death or Disability. In the event the Participant ceases to be a Nonemployee Director of the Company for any reason other than death or disability when no Change of Control has occurred, and such termination occurs prior to the time an Option granted to such Participant has become exercisable, such Option shall terminate with respect to the shares as to which the Option is not then exercisable and all rights of the Participant to such shares shall terminate without further obligation on the part of the Company. As regards any Option which is exercisable by the Participant at such time, such Participant must exercise such Option within 90 days following the date the Participant so ceased to be a Nonemployee Director; and, any such Option remaining unexercised as of the close of such period shall expire.

     5.2 Exercise Price. The exercise price of an Option for a share of Common Stock shall be 100 percent of the Fair Market Value of such Common Stock on the Grant Date relating to such Option.

     5.3 Expiration of Options.

          (a) In General. An Option shall expire ten years from the Grant Date relating to such Option, unless terminated earlier in accordance with the Plan.

          (b) Death of Participant. In the event a Participant ceases to be a Nonemployee Director of the Company by reason of death, including without limitation in the event that a Participant dies after ceasing to be a member of the Board by reason of disability, any Option granted to such Participant hereunder that has not been fully exercised at the time of the Participant's death may be exercised at any time within the greater of

             (1) one year after the date of death, or --

             (2) the remainder of the period in which such Participant could have exercised the Option had the Participant not died. In the event any Option is exercised by the executors, administrators, legatees, or distributees of the estate of a deceased Participant, the Company shall be under no obligation to issue Common Stock thereunder unless and until the Company is satisfied that the person or persons exercising the Option are the duly appointed legal representatives of the deceased optionee's estate or the proper legatees or distributees thereof.

     5.4 Exercise and Payment of Exercise Price.

          (a) Number of Shares. Subject to the terms and conditions of the Plan, an Option shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares; provided, however, that there shall be no such exercise at any one time as to fewer than 100 shares or all of the remaining shares then purchasable by the person or persons exercising the Option, if fewer than 100 shares.

          (b) Payment Methods. An Option may be paid for by --

             (1) delivery of cash or a check payable to the order of the Company in an amount equal to the exercise price of such Option, or

             (2) by delivery to the Company of shares of Common Stock of the
                 Company already owned by the Participant for more than six months and having a Fair Market Value equal in amount to the exercise price of the Option being exercised, provided that such method is consistent with applicable tax laws, or

             (3) by any combination of such methods of payment.

     5.5 Rights as a Shareholder. Except as specifically provided by the Plan, the grant of an Option shall not give a Participant rights as a shareholder; and the Participant will obtain such rights only upon actual receipt of Common Stock.

     5.6 Documentation of Option Grants. Option grants shall be evidenced by written instruments prescribed by the Board from time to time. The instruments may be in the form of agreements to be executed by both the Participant and the Company or certificates, letters or similar instruments, which need not be executed by the Participant, but acceptance of which will evidence agreement to the terms of the grant.

     5.7 Nontransferability of Options. No Option granted under the Plan shall be assignable or transferable by the Participant to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or pursuant to a "qualified domestic relations order" as defined under Section 414(p) of the Code. Any such attempted assignment or transfer in violation of this Section 5.7 shall be null and void. During the life of the Participant, the Option shall be exercisable only by such person or, in the event of incapacity, by the person or person properly appointed to act on his or her behalf.

                                  ARTICLE VI.

                             REGULATORY COMPLIANCE

     6.1 Issuance or Delivery of Shares. The issuance or delivery of any shares of Common Stock subject to exercisable Options may be postponed by the Board for such period as may be required to comply with any applicable requirements under the Federal securities laws, any applicable listing requirements of any national securities exchange, or any requirements under any law or regulation applicable to the issuance or delivery of such shares. The Company shall not be obligated to issue or deliver any such shares if the issuance or delivery thereof would constitute a violation of any provision of any law or of any regulation of any governmental authority or any national securities exchange.

     6.2 Amendments for Compliance. Sections 2.1(l), 2.1(n), 3.1, 3.2 and 3.3 shall not be amended more than once every six months, other than to comport with changes in the Code or other applicable Federal or state law. Should any provision of this Section 6.2 require modification or be unnecessary to comply with the requirements of Section 16 of and Rule 16b-3 under the Exchange Act, the Board may waive such provision and/or amend this Plan to add to or modify the provision hereof accordingly.

                                  ARTICLE VII.

                                 ADMINISTRATION

     7.1 Plan Administration. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority within the limitations described herein to prescribe the form of the agreement embodying grants of Options. The Board shall have the power to construe the Plan, to determine all questions arising thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decision of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may from time to time delegate certain of its administrative responsibilities under the Plan to Company personnel or to a committee. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done other than by such member's own willful misconduct or as expressly provided by statute.

     7.2 Indemnification and Exculpation. The members of the Board, its agents, and officers and employees of the Company shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

                                 ARTICLE VIII.

                           AMENDMENT AND TERMINATION

     8.1 Amendment. Except as provided in Section 6.2, the Board shall have the right to amend or modify the Plan in full or in part at any time and from time to time; provided, however, that unless required by law, no such amendment or modification shall --

          (a) affect any right or obligation with respect to any Option grant theretofore made,

          (b) in any manner affect the restrictions set forth in Section 6.2, or

          (c) unless previously approved by the shareholders of the Company, where such approval is necessary to satisfy then applicable requirements of Federal securities laws, the Code, or rules of any stock exchange on which the Company's Common Stock is listed --

             (1) in any manner materially affect the eligibility requirements set forth in Sections 3.1, 3.2 and 3.3,

             (2) materially increase the number of shares of Common Stock available for or subject to Options, or

             (3) materially increase the benefits to Participants under the
                 Plan.

     8.2 Termination.

          (a) In General. The Board shall have the right to terminate the Plan at any time; provided, however, that Options which are granted on or before the termination date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

          (b) Termination Date. Unless terminated earlier by the Board, the Plan shall terminate on May 31, 2004; provided, however, that Options which are granted on or before such date shall remain exercisable in accordance with their respective terms after the termination of the Plan.

                                  ARTICLE IX.

                                 MISCELLANEOUS

     9.1 Shareholder Approval. The effectiveness of the Plan and of the grant of all Options under the Plan are subject to shareholder approval as provided in
Section 1.4. The Company's obligation to issue and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance, or delivery of Common Stock.

     9.2 No Right to Reelection. Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Nonemployee Director for reelection by the Company's shareholders, nor confer upon any Nonemployee Director the right to remain a member of the Board for any period of time, or at any particular rate of compensation.

     9.3 Withholding. It shall be a condition to the obligation of the Company to issue shares of Common Stock upon exercise of an Option, that the optionee (or any beneficiary or person entitled to act under Section 5.1(b)) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold Federal, state, local, or foreign income or other taxes. Such amount may be paid by the Participant by cash or check or by authorizing the Company to withhold shares of Common Stock with a Fair Market Value equal to such Participant's withholding obligation. If the amount requested is not paid, the Company may refuse to issue shares of Common Stock.

     9.4 Severability. In the event any provision of this Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in this Plan.

     9.5 Status Under ERISA. This Plan is not maintained as and is not intended to be an "employee benefit plan" under the Employee Retirement Income Security Act of 1974, as amended.

     9.6 Applicable Law. The Plan shall be governed by, construed, and administered in accordance with the laws of the State of Arkansas, except to the extent such laws are preempted by the laws of the United States.

                          BEVERLY ENTERPRISES, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints David R. Banks, Boyd W. Hendrickson and Robert W. Pommerville, each of them, as proxies, each with the power to appoint his substitute, to represent and to vote as designated below, all the shares of common stock of Beverly Enterprises, Inc. held of record by the undersigned on March 21, 1994 at the Annual Meeting of Stockholders to be held on May 19, 1994 or any adjournment thereof.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. This Proxy when properly executed will be voted in the manner directed herein by the undersigned. If no specification is made, the Proxy will be voted FOR the election of the directors named in the Proxy Statement, FOR the APPROVAL of Amendment No. 1 to the Beverly Enterprises, Inc. 1993 Long-Term Incentive Stock Plan, FOR the APPROVAL of the Beverly Enterprises, Inc. Annual Incentive Plan, FOR the APPROVAL of the Beverly Enterprises, Inc. Non-Employee Directors' Stock Option Plan, and FOR the appointment of Ernst & Young as independent auditors for 1994.

                    (Continued and to be signed and dated on the reverse side.)

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
/  /
1.   ELECTION OF DIRECTORS: Beryl F. Anthony, Jr., David R. Banks, Curt F. Bradbury, James R. Greene, Jon E.M. Jacoby, Louis W. Menk
     and Will K. Weinstein.

     FOR EACH NOMINEE                 WITHHOLD AUTHORITY
     LISTED ABOVE       /  /          TO VOTE FOR EACH NOMINEE ABOVE  / /

     (INSTRUCTION: To withhold authority to vote for any individual nominee or nominees, write that name or names on the space provided below.)

     _______________________________________________________________________________________________________________________________
     If any nominee named above declines or is unable to serve as a director, the persons named as proxies, and each of them shall have full discretion to vote for any other person who may be nominated.
                           APPROVAL  DISAPPROVAL    ABSTENTION                                APPROVAL  DISAPPROVAL    ABSTENTION
                             OF         OF        WITH RESPECT TO                               OF          OF       WITH RESPECT TO
2.   Amendment No. 1 to                                               4. The Beverly Enter-
     the Beverly Enter-                                                  prises, Inc. Non-
     prises, Inc. 1993     / /        / /              / /               Employee Directors'   / /          / /           / /
     Long-Term Incentive                                                 Stock Option Plan
     Stock Plan.
                           APPROVAL  DISAPPROVAL    ABSTENTION                                APPROVAL  DISAPPROVAL    ABSTENTION
                             OF          OF       WITH RESPECT TO                               OF          OF       WITH RESPECT TO
3.   The Beverly Enter-                                               5. Appointment of Ernst
     prises, Inc. Annual                                                 & Young as Indepen-
     Incentive Plan       / /         / /              / /               dent Auditors for     / /          / /           / /
                                                                         1994

                                                                         NOTE: Please sign exactly as name appears on this Proxy.
                                                                         When shares are held by joint tenants, both should sign.
                                                                         When signing as attorney, as executor, administrator,
                                                                         trustee or guardian, please give full title as such. If
                                                                         a corporation, please sign in full corporate name by
                                                                         President or other authorized officer. If a partnership,
                                                                         please sign in partnership name by authorized person.

                                                                         Dated: _____________________________________________, 1994
                                                                         __________________________________________________________
                                                                         __________________________________________________________
                                                                                          Signature of Stockholder(s)
                                                                         Please sign, date and return today in the enclosed
                                                                         envelope. This Proxy will not be used if you attend the
                                                                         meeting in person and so request.

Please date, sign and return promptly in the accompanying envelope.      Votes must be indicated (X) in Black or Blue Ink.     / /
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